Table 1
Summary of Land-Use Entitlements (1)
Active JOE Residential and Mixed-Use Projects in Florida
September 30, 2007

Project	Class.(2)	County	Project Acres	Project Units(3)	Residential Units Closed Since Inception	Residential Units Under Contract as of 9/30/07	Total Residential Units Remaining	Remaining Commercial Entitlements (Sq. Ft.) (4)

In Development:(5)
Artisan Park (6)	PR	Osceola	175	616	547	--	69	--
Cutter Ridge	PR	Franklin	10	25	--	--	25	--
Hawks Landing	PR	Bay	88	168	128	--	40	--
Landings at Wetappo	RR	Gulf	113	24	7	--	17	--
Palmetto Trace	PR	Bay	141	481	477	--	4	--
Paseos (6)	PR	Palm Beach	175	325	323	2	--	--
PineWood	PR	Bay	104	264	--	--	264	--
RiverCamps on Crooked Creek	RS	Bay	1,491	408	186	--	222	--
Rivercrest (6)	PR	Hillsborough	413	1,382	1,381	--	1	--
RiverSide at Chipola	RR	Calhoun	120	10	2	--	8	--
RiverTown	PR	St. Johns	4,170	4,500	--	--	4,500	500,000
SevenShores (Perico Island)	RS	Manatee	192	686	--	--	686	9,000
SouthWood	VAR	Leon	3,370	4,770	2,237	2	2,531	4,697,360
St. Johns Golf & Country Club	PR	St. Johns	880	799	796	--	3	--
SummerCamp Beach	RS	Franklin	762	499	80	--	419	25,000
The Hammocks	PR	Bay	133	457	457	--	--	--
Victoria Park	PR	Volusia	1,859	4,200	1,307	163	2,730	818,654
WaterColor	RS	Walton	499	1,140	879	--	261	47,600
WaterSound	VAR	Walton	2,425	1,432	20	1	1,411	457,380
WaterSound Beach	RS	Walton	256	511	433	6	72	29,000
WaterSound West Beach	RS	Walton	62	199	28	1	170	--
WindMark Beach	RS	Gulf	2,020	1,662	132	--	1,530	75,000
Subtotal			19,458	24,558	9,420	175	14,963	6,658,994

In Pre-Development:(5)
Avenue A	PR	Gulf	6	96	--	--	96	--
Bayview Estates	PR	Gulf	31	45	--	--	45	--
Bayview Multifamily	PR	Gulf	20	300	--	--	300	--
Beacon Hill	RR	Gulf	3	12	--	--	12	--
Beckrich NE	PR	Bay	15	70	--	--	70	--
Boggy Creek	PR	Bay	630	526	--	--	526	--
Bonfire Beach	RS	Bay	550	750	--	--	750	70,000
Breakfast Point, Phase 1	VAR	Bay	115	320	--	--	320	--
College Station	PR	Bay	567	800	--	--	800	--
DeerPoint Cedar Grove	PR	Bay	668	950	--	--	950	--
East Lake Creek	PR	Bay	81	313	--	--	313	--
East Lake Powell	RS	Bay	181	360	--	--	360	30,000
Howards Creek	RR	Gulf	8	33	--	--	33	--
Laguna Beach West	PR	Bay	59	382	--	--	382	--
Long Avenue	PR	Gulf	10	30	--	--	30	--
Palmetto Bayou	PR	Bay	58	217	--	--	217	90,000
ParkSide	PR	Bay	48	480	--	--	480	--
Pier Park NE	VAR	Bay	57	460	--	--	460	190,000
Pier Park Timeshare	RS	Bay	13	125	--	--	125	--
Port St. Joe Draper, Phase 1	PR	Gulf	639	1,200	--	--	1,200	--
Port St. Joe Draper, Phase 2	PR	Gulf	981	2,125	--	--	2,125	150,000
Port St. Joe Town Center	VAR	Gulf	180	624	--	--	624	500,000
Powell Hills Retail (7)	RS	Bay	100	3,131	--	--	3,131	240,000
Sabal Island	RS	Gulf	45	18	--	--	18	--
The Cove	RR	Gulf	57	81	--	--	81	--
Timber Island (8)	RS	Franklin	49	407	--	--	407	14,500
Topsail	VAR	Walton	115	627	--	--	627	300,000
Wavecrest	RS	Bay	7	95	--	--	95	--
WestBay Corners SE	VAR	Bay	100	524	--	--	524	50,000
WestBay Corners SW	PR	Bay	64	160	--	--	160	--
WestBay DSAP	VAR	Bay	15,089	5,628	--	--	5,628	4,330,000
WestBay Landing (9)	VAR	Bay	950	214	--	--	214	--
Subtotal			21,496	21,103	--	--	21,103	5,964,500
Total			40,954	45,661	9,420	175	36,066	12,623,494

(1)
A project is deemed land-use entitled when all major discretionary governmental land-use approvals have been received.   Some of these projects may require additional permits for development and/or build-out; they also may be subject to legal challenge.

(2)	Current JOE land classifications:
● PR – Primary residential.
● RS – Resort and seasonal residential, which includes RiverCamps.
● RR – Rural residential, which includes Homesteads and other rural residential products.
● VAR – Includes multiple classifications. For example, a project may have substantial commercial and residential acres.
(3)
Project units represent the maximum number of units entitled or currently expected at full build-out.  The actual number of units or square feet to be constructed at full build-out may be lower than the number entitled or currently expected.

(4)
Represents the remaining square feet with land-use entitlements as designated in a development order or expected given the existing property land use or zoning and present plans.  Commercial entitlements include retail, office and industrial uses.  Industrial uses total 6,128,381 square feet including SouthWood, RiverTown and the West Bay DSAP.

(5)
A project is “in development” when construction on the project has commenced.  A project in “pre-development” has land-use entitlements but is still under internal evaluation or requires one or more additional permits prior to the commencement of construction.

(6)	Artisan Park is 74 percent owned by JOE. Paseos and Rivercrest are each 50 percent owned by JOE.
(7)	Powell Hills Retail is made up of the previous projects, Hills Road and Powell Adams, and includes an additional 38 acres of entitled property which is no longer subject to an option to sell.
(8)
Timber Island entitlements include seven residential units and 400 units for hotel or other transient uses (including units heldwith fractional ownership such as private residence clubs) and include 480 wet/dry marina slips.

(9)	West Bay Landing is a sub-project within WestBay DSAP.

Table 2
Proposed JOE Residential and Mixed-Use Projects
In the Land-Use Entitlement Process in Florida (1)
September 30, 2007
Project	Class(2)	County	Project Acres	Estimated Project Units (3)	Estimated Commercial Entitlements (Sq. Ft.) (3)
Breakfast Point, Phase 2	VAR	Bay	1,299	2,780	635,000
Carrabelle East	PR	Franklin	200	600	--
Country Walk	RR	Bay	1,300	125	--
SouthSide	VAR	Leon	1,625	2,800	1,150,000
South Walton Multifamily	PR	Walton	40	212	--
Star Avenue North	VAR	Bay	271	1,248	380,000
St. James Island McIntyre	RR	Franklin	1,704	340	--
St. James Island RiverCamps	RS	Franklin	2,500	500	--
St. James Island Granite Point	RS	Franklin	1,000	2,000	--
The Cove, Phase 3	RR	Gulf	7	26	--
Total			9,946	10,631	2,165,000

(1)	A project is deemed to be in the land-use entitlement process when customary steps necessary for the preparation and submittal of an application, such as conducting pre-application meetings or similar discussions with governmental officials, have commenced and/or an application has been filed. All projects listed have significant entitlement steps remaining that could affect their timing, scale and viability. There can be no assurance that these entitlements will ultimately be received.
(2)	Current JOE land classifications:
● PR – Primary residential.
● RS – Resort and seasonal residential, which includes RiverCamps.
● RR – Rural residential, which includes Homesteads and other rural residential products.
● VAR – Includes multiple classifications. For example, a project may have substantial commercial and residential acres.
(3)	The actual number of units or square feet to be constructed at full build-out may be lower than the number ultimately entitled.

Table 3
Summary of Additional Commercial Land-Use Entitlements (1)
(Commercial Projects Not Included in Tables 1 and 2 Above)
Active JOE Florida Commercial Projects
September 30, 2007

Project	County	Project Acres	Acres Sold Since Inception	Acres Under Contract As of 9/30/07	Total Acres Remaining
Airport Commerce	Leon	45	7	--	38
Airport Road	Franklin	13	--	--	13
Alf Coleman Retail	Bay	25	23	--	2
Avery St. Retail	Bay	10	10	--	--
Beach Commerce	Bay	157	151	3	3
Beach Commerce II	Bay	112	13	0	99
Beckrich Office Park	Bay	16	12	2	2
Beckrich Retail	Bay	44	23	18	3
Cedar Grove Commerce	Bay	51	--	4	47
Franklin Industrial	Franklin	7	--	--	7
Glades Retail	Bay	14	--	--	14
Gulf Boulevard	Bay	76	21	5	50
Hammock Creek Commerce	Gadsden	165	27	--	138
Mill Creek Commerce	Bay	37	--	--	37
Nautilus Court	Bay	11	4	--	7
Port St. Joe Commerce II	Gulf	39	9	--	30
Port St. Joe Commerce III	Gulf	54	--	--	54
Port St. Joe Medical	Gulf	19	--	--	19
Powell Hills Retail	Bay	44	--	--	44
South Walton Commerce	Walton	39	18	--	21
Total		978	318	32	628

(1)	A project is deemed land-use entitled when all major discretionary governmental land-use approvals have been received. Some of these projects may require additional permits for development and/or build-out; they also may be subject to legal challenge. Includes significant JOE projects that are either operating, under development or in the pre-development stage.

Table 4
Stock Repurchase Activity
Through September 30, 2007

	Shares
Period	Purchased	Surrendered (1)	Total	Total Cost (in millions)	Average Price

1998	2,574,200	11,890	2,586,090	$55.5	$21.41
1999	2,843,200	11,890	2,855,090	69.5	24.31
2000	3,517,066	--	3,517,066	80.2	22.78
2001	7,071,300	58,550	7,129,850	176.0	24.67
2002	5,169,906	256,729	5,426,635	157.6	29.03
2003	2,555,174	812,802	3,367,976	102.9	30.55
2004	1,561,565	884,633	2,446,198	105.0	42.90
2005	1,705,000	68,648	1,773,648	124.8	70.33
2006	948,200	148,417	1,096,617	57.3	52.22
2007 (through Sept. 30)	--	51,158	51,158	1.8	36.02
Total/Weighted Average	27,945,611	2,304,717	30,250,328	$930.8	$30.74

(1)	Shares surrendered by company executives as payment for the strike price and taxes due on exercised stock options and the taxes due on the vesting of restricted stock.

Table 5
Residential Real Estate
Sales Activity
Three Months Ended September 30,
($ in millions)

	2007				2006
	Number of Units Closed	Revenue	Cost of Sales (1)	Gross Profit	Number of Units Closed	Revenue	Cost of Sales (1)	Gross Profit

Home Sites (2)	49	$8.4	$4.0	$4.4	134	$20.4	$9.7	$10.7
Homes (3)	17	9.6	8.0	1.6	159	54.9	42.9	12.0
Total	66	$18.0	$12.0	$6.0	293	$75.3	$52.6	$22.7

(1)
Cost of sales for home sites in the third quarter of 2007 consisted of $3.3 million in direct costs, $0.3 million in selling costs and $0.4 million in indirect costs.  Cost of sales for home sites in the third quarter of 2006 consisted of $8.3 million in direct costs, $0.6 million in selling costs and $0.8 million in indirect costs.  Cost of sales for homes in the third quarter of 2007 consisted of $6.5 million in direct costs, $0.4 million in selling costs and $1.1 million in indirect costs.  Cost of sales for homes in the third quarter of 2006 consisted of $35.7 million in direct costs, $2.7 million in selling costs and $4.5 million in indirect costs.

(2)
Profit has been deferred as a result of continuing development obligations at SummerCamp Beach and WaterSound West Beach.  As a consequence, revenue recognition and closings may occur in different periods.

(3)
Homes include single-family, multifamily and Private Residence Club (PRC) units.  Multifamily and PRC revenue is recognized, if preconditions are met, on a percentage-of-completion basis.  As a consequence, revenue recognition and closings may occur in different periods.  Percentage-of-completion accounting was utilized at Artisan Park in the third quarter of 2006.  Paseos and Rivercrest, two joint ventures 50 percent owned by JOE, are not included.   Sales are substantially complete at both of these communities.

Table 6
Residential Real Estate
Units Placed Under Contract
Three Months Ended September 30,

	2007	2006	Percentage Change
Home Sites	43	154	(72.1)%
Homes (1)	15	29	(48.3)
Total (1)	58	183	(68.3)%

(1)	Homes include single-family homes, multifamily and PRC units. Paseos and Rivercrest, two unconsolidated joint ventures, are not included. Sales are substantially complete at both of these communities.

Table 7
Residential Real Estate
   Backlog (1)
($ in millions)

	September 30, 2007		September 30, 2006
	Units	Revenues	Units	Revenues
Home Sites	165	$6.5	38	$7.4
Homes (2)	8	7.0	166	84.7
Total	173	$13.5	204	$92.1

(1)	Backlog represents units under contract but not yet closed. Paseos and Rivercrest, two joint ventures 50 percent owned by JOE, are not included. Backlog at Paseos and Rivercrest totaled $0.8 million for 2 units at the end of the third quarter of 2007, compared to $17.8 million for 75 units at the end of the third quarter of 2006.
(2)	As of September 30, 2007, there were no units subject to percentage-of-completion accounting in the homes backlog. As of September 30, 2006, there were 61 units subject to percentage-of completion accounting with related revenue of $28.3 million (of which $25.8 million had previously been recognized in the financial statements).

Table 8
Residential Real Estate
National Homebuilder Summary
of Home Site Commitments and Purchases

Activity During the
Three Months Ended September 30, 2007

	Total Units Committed (1)	Total Units Closed 9/30/07	Average Price Closed Units
Beazer Homes
RiverTown	64	--	--
Shea Homes
Victoria Park	--	5	$38,144
David Weekley Homes
Hawks Landing	--	20	$60,990
Palmetto Trace	--	--	--
PineWood	(70)	--	--
SouthWood	--	9	$80,066
American Home Builders
RiverTown	48	--	--
Cornerstone Homes
RiverTown	31	--	--
Issa Homes
RiverTown	55	--	--
Lakeridge Homes
Victoria Park	10	--	--
Total	138	34

(1)	Includes amounts under contract or committed.

April 1, 2006 through September  30, 2007

	Total Units Committed (1)	Total Units Closed 9/30/07	Average Price Closed Units	Remaining Units To Close(2)
Beazer Homes
Breakfast Point	70	--		70
Laguna West	350	--		350
RiverTown	64	--		64
SouthWood	163	143	$45,003	20
Victoria Park	179	179	66,369	--
Shea Homes
Victoria Park	705	5	38,144	700
David Weekley Homes
Hawks Landing	99	60	60,900	39
Palmetto Trace	56	56	78,509	--
PineWood	0	--		--
RiverCamps on Crooked Creek	3	3	209,667	--
RiverTown	93	--	--	93
SouthWood	140	30	95,182	110
Victoria Park	115	115	97,248	--
WaterSound	7	7	144,248	--
American Home Builders
RiverTown	48	--		48
Cornerstone Homes
RiverTown	31	--		31
Issa Homes
RiverTown	55	--		55
Lakeridge Homes
Victoria Park	10	--		10
Total	2,188	598		1,590

(1)	Includes lots under contract or committed
(2)	Units not under contract are excluded from data on Tables 6 and 7.

Table 9
Residential Real Estate Sales Activity
Three Months Ended September 30,
($ in thousands)
	2007				2006
	Units Closed	Avg. Price	Accepted (1)	Avg. Price	Units Closed	Avg. Price	Accepted (1)	Avg. Price
Artisan Park (2)
Single-Family Homes	3	699.4	2	680.0	9	700.1	7	498.8
Multifamily Homes	3	387.5	3	387.5	35	476.2	1	123.2
Hawks Landing
Home Sites	20	60.9	20	60.9	5	76.0	11	75.9
Palmetto Trace
Home Sites	0	0.0	0	0.0	8	79.6	8	79.6
Paseos (2)
Single-Family Homes	1	605.0	3	458.3	15	578.0	(2)	487.6
RiverCamps on Crooked Creek
Home Sites	2	300.4	2	300.4	1	275.0	1	275.0
Rivercrest (2)
Single-Family Homes	1	227.5	1	227.5	74	207.6	(8)	239.9
SouthWood
Home Sites	14	95.9	14	94.5	26	50.0	32	61.9
Single-Family Homes	0	0.0	0	0.0	54	294.5	3	336.8
St. Johns G &CC
Single-Family Homes	2	479.0	2	479.0	16	564.7	9	544.7
SummerCamp Beach
Home Sites	0	0.0	0	0.0	3	305.9	4	313.5
The Hammocks
Single-Family Homes	1	257.9	1	257.9	0	0.0	0	0.0
Victoria Park
Home Sites	5	38.1	0	0.0	67	101.6	67	101.6
Single-Family Homes	3	285.4	2	253.5	41	353.5	(7)	404.5
WaterColor
Home Site	2	395.1	2	395.1	0	0.0	0	0.0
Single/Multifamily Homes	0	0.0	0	0.0	3	1,234.6	4	1,078.8
WaterSound
Home Sites	1	188.1	1	188.1	7	180.0	8	178.1
WaterSound Beach
Home Sites	1	2,000.0	1	2,000.0	0	0.0	2	1,632.6
Single-Family Homes	5	858.2	11	822.8	1	1,069.0	5	1,303.0
PRC Shares	0	0.0	(7)	275.0	0	0.0	7	275.0
WaterSound West Beach
Home Sites	3	334.0	2	385.0	0	0.0	0	0.0
Single-Family Homes	0	0.0	1	895.0	0	0.0	0	0.0
WindMark Beach
Home Sites	1	695.0	1	695.0	17	256.3	21	242.0
Total	68	$271.8	62	$346.0	382	$280.5	173	$220.3

(1)
Contracts accepted during the quarter.  Contracts accepted and closed in the same quarter are also included as units closed.  Average prices shown reflect variations in the product mix across time periods as well as price changes for similar product.

(2)	JOE owns 74 percent of Artisan Park and 50 percent of each of Paseos and Rivercrest. Sales from Paseos and Rivercrest are not consolidated with the financial results of residential real estate.

Table 10
Commercial Land Sales
Three Months Ended September 30,

	Number of Sales	Acres Sold	Gross Sales Price (in thousands)	Average Price/Acre (in thousands)
2007
Northwest Florida	10	20	$6,208	$309.0
2006
Northwest Florida	7	53	10,798	204.0

Table 11
Rural Land Sales
Three Months Ended September 30,

	Number of Sales	Acres Sold	Gross Sales Price (in thousands)	Average Price/Acre (in thousands)
2007
Woodlands	7	21,073	$31,884	$1.5
2006
Florida Wild	4	1,783	5,041	2.8
Woodlands	13	2,127	7,186	3.4
Other	3	119	4,150	4.9
Total	20	4,029	$16,377	$4.1

FINANCIAL DATA
 ($ in millions except per share amounts)

      Quarterly Segment Pretax Income (Loss)
From Continuing Operations

	Sept 30, 2007	June 30, 2007	Mar 31, 2007	Dec 31, 2006	Sept 30, 2006	June 30, 2006	Mar 31, 2006	Dec 31, 2005	Sept 30, 2005
Residential	$(26.2)	$(0.8)	$(5.4)	$4.3	$(7.6)	$17.2	$10.2	$40.6	$26.9
Commercial	2.3	8.4	0.1	13.6	8.2	1.6	0.6	4.8	14.1
Rural Land sales	27.8	7.2	40.4	26.7	12.2	22.1	11.4	19.1	11.7
Forestry	(5.7)	1.4	0.4	--	1.4	0.9	2.0	0.4	0.6
Corporate and other	(15.8)	(16.4)	(10.2)	(18.9)	(16.3)	(17.2)	(20.3)	(15.0)	(16.1)
Pretax (loss)income from continuing operations	$(17.6)	$(0.2)	$25.3	$25.7	$(2.1)	$24.6	$3.9	$49.9	$37.2

Discontinued Operations, Net of Tax

	Quarter Ended Sept. 30,		Nine Months Ended Sept. 30,
	2007	2006	2007	2006
Loss on sale of Saussy Burbank, net of tax	$--	$--	$(0.1)	$--
Income from Saussy Burbank operations, net of tax (1)	--	2.1	1.2	5.3
Gain from sale of office buildings, net of tax	4.8	6.6	28.3	9.4
Income (loss) from office buildings, net of tax	0.3	(0.3)	1.6	(1.0)
Net income from discontinued operations	$5.1	$8.4	$31.0	$13.7

(1)	Nine months ended September 30, 2007, includes a $2.2 million impairment charge to approximate fair value, less costs to sell, of Saussy Burbank.

Other Income (Expense)

	Quarter Ended Sept. 30,		Nine Months Ended Sept. 30,
	2007	2006	2007	2006
Dividend and interest income	$1.4	$0.8	$4.1	$3.8
Interest expense	(3.5)	(3.7)	(14.7)	(8.8)
Other	(3.4)	0.7	1.4	1.0
Gain on disposition of assets	0.2	--	7.8	--
Total	$(5.3)	$(2.2)	$(1.4)	$(4.0)